Prospectus Supplement

John Hancock Variable Insurance Trust

Disciplined Value International Trust (the fund)

Supplement dated March 30, 2023 to the current prospectus, as may be supplemented (the Prospectus)

At a meeting held on March 28-30, 2023, the fund’s Board of Trustees approved a management fee reduction. As a result, the information found in the “Annual fund operating expenses” table and the “Expense example” table in the Fund Summary section of the prospectus for this fund are amended and restated as follows to reflect the fund’s management fee schedule effective April 1, 2023 (the Effective Date):

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.11	0.11	0.11
Acquired fund fees and expenses[2]	0.01	0.01	0.01
Total annual fund operating expenses[3]	0.87	1.07	0.82
Contractual expense reimbursement[4]	–0.01	–0.01	–0.01
Total annual fund operating expenses after expense reimbursements	0.86	1.06	0.81

1	“Management fee” has been restated to reflect the contractual management fee schedule effective April 1, 2023.
2	“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3	The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”

4	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	88	108	83
3 years	277	339	261
5 years	481	589	454
10 years	1,072	1,305	1,013

Additionally, as of the Effective Date, the fund’s management fee schedule in the “Appendix A” Schedule of Management Fees is amended and restated as follows:

Disciplined Value International Trust	0.750%	— first $500 million
	0.720%	— next $500 million;
	0.690%	— next $1 billion;
	0.670%	— next $1 billion;
	0.660%	— next $2 billion; and
	0.650%	— excess over $5 billion. †

† The fee schedule above became effective on April 1, 2023.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.